UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2008

EATON VANCE CORP.
(Exact name of registrant as specified in its charter)

Maryland	1-8100	04-2718215
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

255 State Street, Boston, Massachusetts		02109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e -4(c))

INFORMATION INCLUDED IN THE REPORT

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Eaton Vance Corp. (the “Company”) executed a fourth amendment (the “Fourth Amendment”), on May 30, 2008, to the revolving credit facility among the Company, the Lenders parties thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference. The original credit facility agreement was dated December 21, 2004 and filed with the Securities and Exchange Commission (“SEC”) on December 23, 2004 and is incorporated herein by reference (Accession No. 0000350797-04-000099). The First Amendment was dated August 13, 2007 and filed with the SEC on August 15, 2007 and is incorporated herein by reference (Accession No. 0000940394-07-000986). The Second Amendment which was dated October 31, 2007 and the Third Amendment which was dated March 28, 2007 were filed with the SEC on April 2, 2008 and are incorporated herein by reference (Accession No. 0000940394-07-000010).

Item 9.01	Financial Statements and Exhibits

	Exhibit No.	Document

	99.1	Fourth Amendment to revolving credit facility among the
Company, the Lenders parties thereto and JPMorgan Chase
Bank, N.A., as administrative agent dated May 30, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.
(Registrant)

Date:	June 4, 2008	/s/ Robert J. Whelan
Robert J. Whelan, Chief Financial Officer

EXHIBIT INDEX

     Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K. The following exhibit is filed as part of this Report:

Exhibit No.	Description

99.1	Fourth Amendment to revolving credit facility among the
Company, the Lenders parties thereto and JPMorgan Chase
Bank, N.A., as administrative agent dated May 30, 2008.

Exhibit 99.1

FOURTH AMENDMENT

     FOURTH AMENDMENT, dated as of May 30, 2008 (this “Amendment”), to the Credit Agreement dated as of December 21, 2004, as amended by that certain First Amendment dated as of August 13, 2007, that certain Second Amendment dated as of October 31, 2007 and that certain Third Amendment dated as of March 28, 2008 (as amended, the “Credit Agreement”), by and among Eaton Vance Corp. (the “Borrower”), a Maryland corporation, the Lenders parties thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

WITNESSETH:

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

     WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, each of the Lenders has agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.	Amendments.

	(i)	The following definitions are hereby added to Section 1.01 of the Credit Agreement in proper alphabetical order:

“Derivatives Transaction” means any reverse repurchase agreement, dollar roll, financial futures contract, option, option on futures, forward contract, forward rate agreement, warrant, swap, swaption, collar, floor, cap and other agreement, instrument and derivative and other transactions of a similar nature (whether currency linked, index linked, insurance risk linked, credit risk linked, equity basket linked or otherwise).

“Subject Accounts” mean (i) all accounts established by the Borrower for the purpose of investing in Derivatives Transactions or Hedging Agreements to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities and (ii) all separately managed accounts established in the name of the Borrower for which the Borrower or any of it Subsidiaries provides investment advisory, management, administrative or similar services.

“Value at Risk” means, in respect of any investment, the maximum projected loss in U.S. dollars that could occur within the next 12 months at a 99% confidence level, calculated in the same manner and using the same methodologies in which the Borrower has historically calculated this amount.

(ii)	The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence after the first sentence thereof:

“For any period, the income or loss from Derivatives Transactions and Hedging Agreements, including amounts accounted for in shareholders’ equity, shall be added or subtracted (as the case may be) from Consolidated EBITDA for such period to the extent such amounts are not reflected as a revenue or charge (as the case may be) in the statement of Consolidated Net Income for such period. The income or loss from Derivatives Transactions and Hedging Agreements, including amounts accounted for in shareholders’ equity, shall not be considered an extraordinary, unusual or non-recurring item.”

(iii)	Section 5.01(d) is hereby amended by (x) deleting “and” at the end of clause (ii) and inserting “,” in lieu thereof and (y) deleting “; and” at the end of clause (iii) and replacing it with the following:

“, and (iv) setting forth the Value at Risk in respect of investments in Derivatives Transactions and Hedging Agreements in Subject Accounts as of the last day of the relevant fiscal period; and”

(iv)	Section 6.02 of the Credit Agreement is hereby amended by inserting the word “and” at the end of clause (l) and inserting the following new clause (m):

“(m) Indebtedness in respect of Derivatives Transactions or Hedging Agreements.”

(v)	Section 6.03 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (c) and the period at the end of clause (d) and replacing the period with a “;” and inserting the following clauses (e) and (f):

“(e) any Lien on any property or asset of the Borrower or any Subsidiary provided for in any Derivatives Transactions or Hedging Agreements; and

(f) any Lien on any property or asset of the Borrower securing any obligation contained in Section 6.05(a)(xii)”

(vi)	Section 6.05(a) of the Credit Agreement is hereby amended by deleting clauses (xi), (xii) and (xiii) in their entirety and replacing them with the following:

“(xi) investments in Eaton Vance Funds in the ordinary course of business of the Borrower and in a manner consistent with the past practice of the Borrower, in an aggregate amount (based upon the book value on the books of the Borrower and its Subsidiaries) of not more than $250,000,000;

(xii) investments in, or Guarantees in respect of, any remarketed securities issued by Eaton Vance Funds in an aggregate principal amount of not more than $100,000,000;

(xiii) investments in Derivatives Transactions or Hedging Agreements in Subject Accounts, provided that at no time shall the Value at Risk in respect of all such investments exceed in the aggregate $20,000,000; and

(xiv) other investments, loans, advances or guarantees in an aggregate principal amount not exceeding $50,000,000 at any time outstanding.”

	(vii)	Section 6.05(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(b) The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Derivatives Transaction or Hedging Agreement, other than Derivatives Transactions and Hedging Agreements (i) entered into by the Borrower or a Subsidiary through an investment, or in anticipation of an investment, in an Eaton Vance Fund or (ii) entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.”

	(viii)	Section 10.01(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(a) if to the Borrower, to it at Eaton Vance Corp., The Eaton Vance Building, 255 State Street, Boston, MA, 02109, Attention: Chief Financial Officer (Telecopy No. (617) 482-8260); with a copy to the Chief Legal Officer of the Borrower and to Nixon Peabody LLP at 100 Summer Street, Boston, MA 02110, Attention: Craig D. Mills.”

(ix)		Section 10.01(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following: “(b) if to the Administrative Agent, to JPMorgan Chase Bank, N.A. c/o The Loan and Agency Services Group, 1111 Fannin Street, 10th floor, Houston, TX 77002, Attention of [ ] (Telecopy No. [ ]), with a copy to JPMorgan Chase Bank, N.A. 270 Park Avenue, New York, New York 10017, Attention of Sergey Sherman (Telecopy No. (212) 270-5100);”

(x)		Effective May 1, 2008, Schedule 3.13 to the Credit Agreement will be deleted in its entirety and replaced with the Schedule 3.13 attached to this Amendment.

     3. Amendment Effective Date. This Amendment shall become effective as of the date set forth above in the preamble to this Amendment (the “Amendment Effective Date”) on the date on which the Borrower and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment.

     4. Representation and Warranties. To induce the Lenders parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as of the Amendment Effective Date that the representations and warranties made by the Borrower in the Credit Agreement are true and correct in all material respects (except to the extent that any such representation and warranty specifically relates to an earlier date).

     5. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     6. No Other Amendments. This Amendment is to be narrowly construed. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement shall remain in full force and effect.

     7. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

EATON VANCE CORP.

By: /s/ Robert J. Whelan
Name: Robert J. Whelan
Title: Vice President, Treasurer and
Chief Financial Officer

JPMORGAN CHASE BANK, NA., individually
and as Administrative Agent

By: /s/ Sergey Sherman
Name: Sergey Sherman
Title: Vice President

EATON VANCE CORP. FOURTH AMENDMENT BANK OF AMERICA, N.A. By: /s/ Joshua Podieti Name: Joshua Podieti Title: Senior Vice President

EATON VANCE CORP. FOURTH AMENDMENT CITIBANK, N.A. By: /s/ Matthew Nicholls Name: Matthew Nicholls Title: Managing Director

EATON VANCE CORP. FOURTH AMENDMENT CREDIT SUISSE, CAYMAN ISLANDS BRANCH By: /s/ Jay Chall Name: Jay Chall Title: Director By: /s/ Markos Frenzer Name: Markos Frenzer Title: Assistant Vice President

EATON VANCE CORP. FOURTH AMENDMENT PNC BANK, NATIONAL ASSOCIATION By: /s/ Kirk Seagers Name: Kirk Seagers Title: Vice President

EATON VANCE CORP. FOURTH
AMENDMENT

UBS LOAN FINANCE LLC

By: /s/ David B. Julle
Name: David B. Julle
Title: Associate Director
Banking Product Services, US

By: /s/ Irja R. Olsa
Name: Irja R. Olsa
Title: Associate Director
Banking Product Services, US

EATON VANCE CORP. FOURTH AMENDMENT WACHOVIA BANK, NATIONAL ASSOCIATION By: /s/ Kimberly Shaffer Name: Kimberly Shaffer Title: Managing Director